UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

CHROMADEX CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

CONTROL ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS

DATE: JUNE 4, 2015

TIME: AT 9:00 AM (LOCAL TIME)

LOCATION: CHROMADEX CORPORATION, 10005 Muirlands Blvd. Ste G, Irvine CA 92618

THIS COMMUNICATION REPRESENTS A NOTICE TO ACCESS A MORE COMPLETE SET OF PROXY MATERIALS AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE PROXY MATERIALS ARE AVAILABLE AT:  http://www.proxyandprinting.com.

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IF YOU DECIDE TO VIEW THE PROXY MATERIALS AND VOTE YOUR SHARES ONLINE,

Step 1: Go to http://www.proxyandprinting.com.
Step 2: Click the “Vote Your Proxy” link.
Step 3: Click on the logo of ChromaDex Corporation
Step 4: To view or download the proxy materials, click on the link that describes the material you wish to view or download. For example, to view or download the Proxy Statement, click on the “Proxy Statement” link.
Step 5: To vote online, click on the designated link and follow the on-screen instructions. YOU MAY VOTE ONLINE UNTIL 6:00 PM EASTERN TIME JUNE 3, 2015.

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IF YOU WANT TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS INCLUDING THE PROXY CARD, YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED BELOW, BEFORE MAY 15, 2015.

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE:	FAX:	INTERNET:	EMAIL:
CALL TOLL FREE	SEND THIS CARD TO	www.proxyandprinting.com	ehaskaj@islandstocktransfer.com
1-877-502-0550	1-727-289-0069	FOLLOW THE ON-SCREEN INSTRUCTIONS.	INCLUDE YOUR CONTROL ID IN YOUR EMAIL.

HOW TO ATTEND THE MEETING AND VOTE IN PERSON: PLEASE COME TO 10005 MUIRLANDS BLVD. STE G, IRVINE CA 92618 ON JUNE 4, 2015 AT 9:00AM TO ATTEND THE MEETING AND VOTE IN PERSON.

VOTING ITEMS

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING:

1.	Election of Directors Nominees – Frank L. Jaksch, Jr., Stephen Block, Reid Dabney, Glenn L. Halpryn, Hugh Dunkerley, Stephen Allen and Jeff Baxter

2.	Approval to provide for the Authorization of 200,000,000 Shares of Common Stock.

3.	Ratification of Marcum LLP As Independent Registered Public Accounting Firm For the Year Ending January 2, 2016.

4.
Approval to Authorize the Amendment to the Company’s Certificate of Incorporation to Implement a Reverse Stock Split of its Capital Stock, at a Ratio within a Range of 1-for-2 to 1-for-6, at Any Time Prior to June 4, 2016.

5.	Approval, on an Advisory Basis, of the Compensation of Our Named Executive Officers.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “3 YEARS” ON THE FOLLOWING PROPOSAL:

6.	Frequency of Holding an Advisory Vote on Executive Compensation.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING:

7.
Approval of the Adjournment of the Annual Meeting If Necessary or Appropriate, Including to Solicit Additional Proxies in the Event that there are not Sufficient Votes at the Time of the Annual Meeting or Adjournment or Postponement Thereof to Approve Any of the Foregoing Proposals.

THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON APRIL 10, 2015 AS THE RECORD DATE FOR THE DETERMINATION OF MEMBERS ENTITLED TO RECEIVE NOTICE OF THE ANNUAL MEETING AND TO VOTE OUR ORDINARY SHARES THEY HELD ON THAT DATE AT THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING.

PLEASE NOTE–THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD.  TO VOTE YOUR SHARES, YOU MUST VOTE ONLINE OR REQUEST A PAPER OF PROXY MATERIALS TO RECEIVE A PROXY CARD.

IF YOU WISH TO ATTEND AND VOTE AT THE MEETING, PLEASE BRING THIS NOTICE.

YOUR VOTE IS IMPORTANT!